SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): January 1, 2004



                       Morgan Stanley Spectrum Select L.P.
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             (Exact Name of Registrant as Specified in its Charter)



             Delaware                     0-19511               13-3619290
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   (State or Other Jurisdiction       (Commission File       (I.R.S. Employer
        of Incorporation)                 Number)          Identification No.)



           c/o Demeter Management Corporation
               825 Third Avenue, 9th Floor
                      New York, NY                                10022
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        (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (212) 310-6444



                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

      Effective January 1, 2004, Morgan Stanley Spectrum Select L.P. entered into a management agreement with Graham Capital Management, L.P., adding Graham as an additional trading advisor.

                                    Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY SPECTRUM SELECT L.P.

Date:  February 24, 2004           By:  DEMETER MANAGEMENT CORPORATION,
                                         as General Partner

                                    /s/ Jeffrey A. Rothman
                                   ---------------------------------------------
                                   Name:  Jeffrey A. Rothman
                                   Title:  President

                                  EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

10.04 Management Agreement, dated January 1, 2004, among Morgan Stanley Spectrum Select L.P., Demeter Management Corporation and Graham Capital Management, L.P.
10.18 Securities Account Control Agreement, dated as of December 30, 2003, among the Morgan Stanley Spectrum Select L.P., Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc.